                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        One Price Clothing Stores, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        ONE PRICE CLOTHING STORES, INC.

                             1875 EAST MAIN STREET
                           HIGHWAY 290, COMMERCE PARK
                          DUNCAN, SOUTH CAROLINA 29334

                                  May 10, 2001

Dear Stockholders:

     You are cordially invited to attend the annual meeting of stockholders of One Price Clothing Stores, Inc. (the "Company") to be held at the
Greenville-Spartanburg Airport Marriott Hotel, I-85 and Pelham Road, Greenville, South Carolina, on Wednesday, June 6, 2001, at 10:00 a.m. local time.

     The principal business of the meeting will be to elect directors for the ensuing year and to review the results of the past year and report on our operations during the first quarter of fiscal 2001.

     We would appreciate your completing, signing, dating and returning to the Company the enclosed proxy card in the envelope provided at your earliest convenience. If you choose to attend the meeting, you may revoke your proxy and personally cast your votes.

                                       Sincerely yours,

                                       /s/ Leonard M. Snyder

                                       Leonard M. Snyder
                                       Chairman of the Board

                        ONE PRICE CLOTHING STORES, INC.

                             1875 EAST MAIN STREET
                           HIGHWAY 290, COMMERCE PARK
                          DUNCAN, SOUTH CAROLINA 29334

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 6, 2001
                             ---------------------

     The annual meeting of stockholders (the "Annual Meeting") of One Price Clothing Stores, Inc. (the "Company") will be held on Wednesday, June 6, 2001, at 10:00 a.m. local time, at the Greenville-Spartanburg Airport Marriott Hotel, I-85 and Pelham Road, Greenville, South Carolina, for the purpose of considering and acting upon the following:

          1. The election of seven directors for the ensuing year; and

          2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     The Company has fixed April 25, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record of the Company at the close of business on April 25, 2001 will be entitled to vote at the Annual Meeting and any adjournment thereof.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          /s/ Grant H. Gibson

                                          Grant H. Gibson
                                          Secretary

Duncan, South Carolina
May 10, 2001

                        ONE PRICE CLOTHING STORES, INC.

                             1875 EAST MAIN STREET
                           HIGHWAY 290, COMMERCE PARK
                          DUNCAN, SOUTH CAROLINA 29334
                                 (864) 433-8888

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of One Price Clothing Stores, Inc. (the "Company") of proxies to be voted at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at the Greenville-Spartanburg Airport Marriott Hotel, I-85 and Pelham Road, Greenville, South Carolina, on Wednesday, June 6, 2001, at 10:00 a.m. local time. The approximate date of mailing this Proxy Statement, the accompanying Notice of Annual Meeting and proxy card is May 10, 2001.

                                 VOTING RIGHTS

     Only stockholders of record at the close of business on April 25, 2001 are entitled to receive notice of and to vote at the Annual Meeting. As of such date, there were 10,298,191 shares outstanding of the Company's common stock, $.01 par value (the "Common Stock"). Each share of Common Stock is entitled to one vote.

     Each stockholder of record at the close of business on April 25, 2001 will be sent this Proxy Statement, the accompanying Notice of Annual Meeting and a proxy card. Any proxy given pursuant to this solicitation that is received in time to be voted at the Annual Meeting and not revoked will be voted with respect to all shares represented by it and will be voted in accordance with the directions, if any, given in such proxy. If no contrary directions are given, all shares represented by a proxy will be voted FOR the proposal in Item 1 of the proxy to elect as directors the nominees named in this Proxy Statement, and in accordance with the best judgment of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment thereof.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A stockholder may revoke a proxy by:
(i) delivering to the Secretary of the Company, at or before the Annual Meeting, an instrument revoking the proxy bearing a date later than the proxy; (ii) delivering to the Secretary of the Company, at or before the Annual Meeting, a duly executed proxy bearing a later date; or (iii) attending the Annual Meeting and either giving notice of revocation to the Secretary of the Company or expressing to the Secretary of the Company a desire to vote his or her shares in person in a manner contrary to that set forth in his or her previous proxy (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any instrument revoking a proxy should be sent to: One Price Clothing Stores, Inc., 1875 East Main Street, Highway 290, Commerce Park, Duncan, South Carolina 29334, Attention: Secretary.

     The holders of a majority of shares of Common Stock who are entitled to vote must be present in person, or represented by proxy, to constitute a quorum and act upon the proposed business. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

     An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present for purposes of determining a quorum. Each is tabulated separately. Broker non-votes are not counted for purposes of determining the votes cast for directors. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld for a nominee for director will be excluded in calculating the votes received in favor of such nominee. On any other matters, broker non-votes are not counted, but abstentions are counted as negative votes.

                             SECURITY OWNERSHIP OF
                           CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of April 25, 2001, except as otherwise noted, information regarding the persons known by the Company to own beneficially more than five percent of the Company's Common Stock. Information regarding security ownership of individual directors is included under "Election of Directors" below. Unless otherwise indicated in the notes to the table, the Company believes that the persons named in the table have sole voting and dispositive power with respect to all of the shares of Common Stock shown as beneficially owned by them.

               NAME AND ADDRESS                     AMOUNT AND NATURE       PERCENTAGE OF TOTAL
              OF BENEFICIAL OWNER                OF BENEFICIAL OWNERSHIP    OUTSTANDING SHARES
              -------------------                -----------------------    -------------------
Henry D. Jacobs, Jr.                                    1,573,200(1)               15.3%
320 Dale Drive
Spartanburg, SC 29307

FMR Corp.                                               1,048,900(2)               10.2%
82 Devonshire Street
Boston, MA 02109

Ashraf Adhi                                               885,500(3)                8.6%
Mohammad Sorathia
Muhammad Munaf Atara
Khadija Suleman
1950 Sugar Lake Court
Lawrenceville, GA 30043-5050

Dimensional Fund Advisors Inc.                            725,997(4)                7.0%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

---------------

(1) Mr. Jacobs is a founder of the Company and the former Chairman of the Board. He retired as Chairman on June 10, 1998. The information regarding ownership of shares was derived from the Schedule 13G filed by Mr. Jacobs with the SEC on March 23, 2000 and responses as of March 9, 2001 to a questionnaire provided Mr. Jacobs regarding, among other things, his current ownership. According to such Schedule 13G, the figure shown includes 165,000 shares owned by Mr. Jacobs' spouse, as to which he may be deemed to share voting and dispositive power, but disclaims beneficial ownership.

(2) The information regarding ownership of shares was derived from the Schedule 13G of FMR Corp. ("FMR") dated February 14, 2001. The Schedule 13G states that Fidelity Management & Research Company ("Fidelity") is a wholly owned subsidiary of FMR and an investment advisor to various investment companies, including the Fidelity Low-Priced Stock Fund ("Fidelity Fund"), and that Fidelity Fund owns all of the indicated shares. According to the Schedule 13G, Fidelity Fund's Board of Trustees has sole voting power with respect to all of the indicated shares. Each of Mr. Edward C. Johnson III, FMR, through control of Fidelity, and the Fidelity Fund has power to dispose of all of the shares indicated. Through ownership of common stock of FMR and a shareholder's agreement, members of the Johnson family (including Ms. Abigail Johnson) may be deemed to form a controlling group with respect to FMR.

(3) The information regarding ownership of shares of this group of four individual filers was derived from their Schedule 13G dated November 3, 2000. This Schedule 13G states that the total shares owned are owned beneficially by each member individually, and that such shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the intent of changing or influencing the control of the issuer of the securities and were not acquired and are not held in connection with or as a participant in any transaction having such purpose or effect. Certain members of this group, including Mr. Muhammad Munaf Atara, have supplied merchandise to the Company for several years and in fiscal 2000 sold approximately $1.3 million in merchandise to the Company in the ordinary course of business.

(4) The information regarding ownership of shares was derived from the Schedule 13G of Dimensional Fund Advisors Inc. ("Dimensional") dated February 2, 2001. All of the indicated shares are owned by advisory clients of Dimensional, no one of which to the knowledge of Dimensional owns more than 5% of the class. In its role as investment adviser or manager, Dimensional possesses voting and/or dispositive power with respect to all of the indicated shares. Dimensional disclaims beneficial ownership of all of the indicated shares.

                             ELECTION OF DIRECTORS
                                 (PROXY ITEM 1)

INFORMATION RESPECTING NOMINEES FOR DIRECTOR

     The Company's By-Laws provide that the Company shall have at least three and no more than nine directors, the exact number to be determined by resolution of the Board of Directors from time to time. The Board of Directors has, by resolution, established the number of directors at eight. Since there are seven nominees for election, proxies cannot be voted for more than seven persons. The Board of Directors anticipates filling the eighth position as soon as practicable after the Annual Meeting, following receipt and review of recommendations from the Governance Committee, which acts as the nominating committee for the Board of Directors. Shares may not be voted cumulatively in the election of directors. Directors are elected by a plurality of votes of shares present in person or represented by proxy at the meeting. Withheld votes and broker non-votes have no effect on the election of directors. Each of the directors elected at the meeting will serve until his or her successor is duly elected and qualified or until his or her earlier resignation or removal in accordance with the Company's By-Laws.

     Unless a stockholder directs otherwise, it is the intention of the persons named as proxy holders in the enclosed proxy card to vote each of the proxies for the election of the persons named below as directors. Management of the Company believes that all of the nominees will be available and able to serve as directors, but in the event that any nominee is not available or able to serve, the shares represented by proxies will be voted for such substitute as shall be designated by the Board.

     The table below sets forth for each nominee (based upon information supplied by him or her), his or her name, age, principal occupation and business experience for the past five years, length of service as a director of the Company, and the number of shares, nature of beneficial ownership and percentage of the outstanding shares of Common Stock beneficially owned by him or her, all as of April 25, 2001.

                                                                              AMOUNT AND        PERCENTAGE OF
                                                                              NATURE OF             TOTAL
                                                                              BENEFICIAL         OUTSTANDING
NAME AND AGE                        PRINCIPAL OCCUPATION      DIRECTOR SINCE  OWNERSHIP           SHARES(1)
------------                        --------------------      --------------  ----------        -------------
Leonard M. Snyder                Executive Chairman and            1998        153,750(3)           1.5%
  53                               Chief Executive
                                   Officer(2)
Renee M. Love                    Chairman of Omega Group(4)        2000         16,250(5)(6)        (15)
  55
Laurie M. Shahon                 President of Wilton Capital       1994         40,000(6)(8)        (15)
  49                               Group(7)
Malcolm L. Sherman               Chairman of Gordon Brothers       1993         37,500(6)(8)        (15)
  69                               Advisory Group(9)
James M. Shoemaker, Jr.          Member of the law firm of         1991         72,500(6)(8)(11)    (15)
  68                               Wyche, Burgess, Freeman &
                                   Parham, P.A.(10)
Robert J. Stevenish              Chairman, President and           2000         15,000(6)           (15)
  57                               Chief Executive Officer
                                   of Netmarket Group,
                                   Inc.(12)
Allan Tofias                     Consultant and Director(13)       1999         20,000(6)(14)       (15)
  71

---------------

 (1) Pursuant to Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended, percentages have been computed on the assumption that shares of Common Stock that can be acquired within 60 days of the record date of April 25, 2001 upon the exercise of options or the lapse of the risks of forfeiture under grants of Restricted Stock by a given person are outstanding, but no other shares similarly subject to acquisition by other persons are outstanding.

 (2) Mr. Snyder was appointed Executive Chairman and interim Chief Executive Officer on January 15, 2001 upon acceptance by the Board of Directors of the resignation of Mr. Larry Kelley as President and

     Chief Executive Officer. Following his election as a director on June 10, 1998, Mr. Snyder was appointed Non-Executive Chairman by the Board. From April 16, 1998 until his appointment as Non-Executive Chairman, he also served as a consultant to the Company. Mr. Snyder has been a marketing and management consultant since January 1995. From April 1987 to October 1994, he served as Chairman and Chief Executive Officer of Lamonts Apparel, Inc., a chain of about 55 family apparel stores, with over $250 million in annual sales. Prior to his tenure at Lamonts, Mr. Snyder held executive positions with Allied Stores. Mr. Snyder also serves as a member of the board of directors of Harold's, a chain of specialty apparel stores, and of Paper Calmenson & Company, a diversified steel company.

 (3) The figure shown includes 75,000 shares subject to presently exercisable stock options and 60,000 shares of Restricted Stock of which 30,000 carry a risk of forfeiture that expires on January 2, 2002, subject to certain conditions.

 (4) Ms. Love serves as Chairman and Chief Executive Officer of Omega Group, a strategic consulting company, which she founded in 1980.

 (5) The figure shown includes 1,250 shares subject to presently exercisable stock options.

 (6) The figure shown includes a grant of options to purchase 5,000 shares granted on June 7, 2000, which options will vest on June 5, 2001, provided the director remains a director at such date.

 (7) Since January 1994, Ms. Shahon has served as President of Wilton Capital Group, which makes principal investments in later stage venture capital companies and medium-sized management buyouts. Ms. Shahon also serves as a member of the board of directors of Homeland Stores, Incorporated, a chain of supermarkets, Bradlees, Inc. and Factory Card Outlet Corp.

 (8) The figure shown includes 25,000 shares subject to presently exercisable stock options.

 (9) Mr. Sherman has served as Chairman of the Board of Advisors of Gordon Brothers, a jewelry and financial services corporation, since 1993. Currently, he is also serving as interim Chief Executive Officer of SmartBargains, an Internet retailer. Mr. Sherman has also served as Chairman of the Board of Directors of StethTech Corporation, a medical devices company, since 1994. Mr. Sherman serves as a director of Maxwell Shoe Company, a designer and marketer of women's and children's footwear, and Active International, Inc., a corporate trading company. Mr. Sherman served from 1996 to 1999 as the Chairman and Chief Executive Officer of Ekco Group, Inc., a manufacturer and marketer of branded houseware products.

(10) Mr. Shoemaker has been a member of the law firm of Wyche, Burgess, Freeman & Parham, P.A., the Company's principal outside counsel, since 1965. Mr. Shoemaker also serves as a member of the board of directors of Palmetto Bancshares, Inc., Ryan's Family Steak Houses, Inc. and Span-America Medical Systems, Inc.

(11) The figure shown includes 4,500 shares owned by Mr. Shoemaker's spouse and 6,000 shares in a trust of which Mr. Shoemaker is a co-trustee for his adult children, as to which he may be deemed to share voting and dispositive power, but disclaims beneficial ownership.

(12) Since July 1, 2000, Mr. Stevenish has served as Chairman, President and Chief Executive Officer of Netmarket Group, Inc., a national membership and retail company, serving members through catalog and on-line shopping services. From January 2000 to July 2000, Mr. Stevenish served as President and Chief Executive Officer of RU4.com, an Internet company. From June 1997 to January 2000, Mr. Stevenish served as President and Chief Executive Officer of FEDCO, a mutual benefit non-profit retail company. FEDCO filed a plan of reorganization under Chapter 11 of the Bankruptcy Code on July 9, 1999, and emerged from bankruptcy on December 16, 1999. From October 1995 to April 1997, Mr. Stevenish served as Executive Vice President of Montgomery Ward, where he was responsible for operations. From November 1993 to October 1995, Mr. Stevenish served as Executive Vice President and Chief Operating Officer of Hills Stores, where he also served as a member of the board of directors. Prior to Hills, Mr. Stevenish spent 24 years with J.C. Penney, including six as Director of Specialty Retailing. He is a member of the board of directors of the International Mass Retail Association and of the FEDCO charitable foundation of Southern California.

(13) Mr. Tofias is a Certified Public Accountant. Since January 1998, his principal occupation has been as a consultant. He is the founder of Tofias, Fleishman, Shapiro & Co., P.C., one of the largest regional accounting firms in the Northeast, where he was the managing shareholder from 1966 to 1995 and chairman of the board from 1995 to December 1997. Mr. Tofias serves as a member of the board of directors and as chairman of the audit committee of Rowe Companies, which is engaged in the design and manufacture of furniture and the operation of retail furniture stores. Mr. Tofias also serves as a trustee and chairman of the audit committee of Gannett, Welch & Kotler Mutual Funds.

(14) The figure shown includes 5,000 shares subject to presently exercisable stock options.

(15) Less than one percent (1%).

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
                EACH OF THE NOMINEES SET FORTH IN PROXY ITEM 1.

DIRECTORS' FEES

     The Board pays directors' fees to all eligible directors. The current guidelines provide for directors' fees of $20,000 per annum for all four regularly scheduled meetings, plus $2,000 per day for any special meetings of the Board beyond the four regularly scheduled meetings. In 1998 the guidelines were clarified to expressly eliminate fees for phone meetings of the Board under thirty minutes and to provide for a fee of $500 per phone meeting lasting over thirty minutes. During fiscal 2000, each non-employee director, other than Mr. Leonard Snyder, received fees of $3,500 per annum for each committee on which such director served, and an additional $2,500 per annum for chairing a committee of the board of directors. Committee fees are all-inclusive and are not based upon the number of meetings held, whether in person or by telephone. Individual Board members may receive additional compensation for Board and Committee related activities performed beyond the normal scope of their duties. Each eligible director receives an annual grant of options with respect to 5,000 shares of Common Stock. In addition to, or in lieu of, such annual grant of options a director may, at the discretion of the Compensation Committee, receive a grant of Restricted Stock, subject to the terms of the Director Stock Option Plan, as amended. Mr. Snyder was a recipient of an award of Restricted Stock (see footnote 3 to "Election of Directors -- Information Respecting Nominees for Director"). On April 30, 1998 and April 30, 1999 all eligible directors received options with respect to 5,000 shares of Common Stock, with exercise prices of $2.78 and $3.88, per share, respectively, the fair market values on the dates of such grants. Pursuant to an amendment of the Director Stock Option Plan, approved by the shareholders at the Annual Meeting held on June 7, 2000, eligible directors elected by the shareholders at the June 1999 Annual Meeting received options for an additional 5,000 shares of Common Stock, with an exercise price of $4.59, the fair market value on the date of such grant, which options vested immediately, and options with respect to 5,000 shares of Common Stock with an exercise price of $2.49, the fair market value on the date of such grant, which options shall vest on June 5, 2001, provided such director remains a director on such date.

MEETINGS AND COMMITTEES

     During the 2000 fiscal year, the Board of Directors met 10 times, four times in person and six times by telephone. Each member of the Board attended at least 75% of the total number of meetings of the Board of Directors and committees on which he or she served.

     The Board of Directors has an Audit Committee which is responsible for reviewing and making recommendations regarding the Company's engagement of independent auditors, the annual audit of the Company's financial statements, and the Company's internal accounting practices and policies. In 1999, the Board of Directors adopted a formalized charter for the Audit Committee, designed to codify its policies concerning the independence of members of this committee and the procedures it is to follow. Upon the recommendation of the Audit Committee, this charter was updated and amended in March 2001, by action of the Board. The amended Audit Committee charter is attached to this Proxy Statement as Appendix
A. Currently, there are three members of the Audit Committee, each of whom is an "independent" director: Allan Tofias, Malcolm L. Sherman and Robert J. Stevenish. It is anticipated that this committee will consist of three members of the Board following the Annual Meeting. Mr. Tofias serves as Chairman of this committee. The Audit Committee met six times in fiscal 2000, three times in person and three times by telephone.

     The Board of Directors also has a Compensation Committee, the function of which is to make recommendations to the Board of Directors as to the salaries and bonuses of the officers of the Company and to authorize the grant of options and/or Restricted Stock to eligible individuals pursuant to the Company's 1991 Stock Option Plan and the Director Stock Option Plan. Currently the Compensation Committee consists of three members, each of whom is an "independent" director:
Laurie M. Shahon, Renee M. Love, and James M. Shoemaker, Jr. Ms. Shahon serves as Chairman of this committee. The Compensation Committee met eight times in fiscal 2000, three times in person and five times by telephone.

     The Board of Directors also has a Governance Committee, which is authorized to make recommendations to the Board of Directors as to governance matters concerning the Company. Currently the Governance Committee consists of the following three members, each of whom is an "independent" director: James M. Shoemaker, Jr., Laurie M. Shahon and Malcolm L. Sherman. Mr. Sherman serves as Chairman of this committee. The Board of Governance Committee met nine times in fiscal 2000, three times in person and six times by telephone.

     Effective February 1, 2001, the Board of Directors established a Search Committee for the purposes of identifying and recommending to the Board a permanent Chief Executive Officer for the Company. This Committee also consists of three directors: Robert J. Stevenish, Laurie M. Shahon and Malcolm L. Sherman, all of whom are "independent" directors. Mr. Stevenish serves as Chairman of this committee.

     The Board of Directors does not have a nominating committee. The Governance Committee performs that function.

     THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND IS NOT CONSIDERED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, UNLESS EXPRESSLY STATED OTHERWISE.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board is responsible for, among other things, considering the appointment of the independent auditors for the Company, reviewing with the auditors the plan and scope of the audit and audit fees, monitoring the adequacy of reporting and internal controls and meeting periodically with internal and independent auditors. The Audit Committee believes that the current composition of the Audit Committee satisfies the applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"), including the requirement that all of the members of the Audit Committee be "independent" as defined in Rule 4200(a)(15) of the NASD's listing standards.

     In connection with the February 3, 2001 financial statements, the Audit
Committee: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors, Deloitte & Touche LLP, the matters required by Statement on Auditing Standards No. 61 (SAS 61 requires the auditors to assure themselves that the Audit Committee receives information regarding the scope and results of the audit); and (iii) received and discussed with the auditors the matters required by Independence Standards Board Statement No. 1 relating to the auditor's independence from the Company and considered the compatibility of non-audit services with the auditor's independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board, and the Board approved, that the Company's audited financial statements for the fiscal year ended February 3, 2001, be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

     In December 1999, the Audit Committee approved and the Board, on the recommendation of the Audit Committee, adopted an Audit Committee Charter, which was updated and amended, with Board approval, on March 21, 2001. Such charter, as amended, is attached to this Proxy Statement as Appendix A.

THE AUDIT COMMITTEE

Allan Tofias, Chairman
Robert J. Stevenish
Malcolm L. Sherman

      COMPENSATION COMMITTEE INTERLOCKS AND INTERESTED PARTY TRANSACTIONS

     The following directors served on the Compensation Committee of the Board during fiscal 2000: Laurie M. Shahon, Renee M. Love, and James M. Shoemaker, Jr. Ms. Shahon serves as Chairman of this committee. The law firm of Wyche, Burgess, Freeman & Parham, P.A., of which Mr. Shoemaker is a member, serves as the Company's principal outside counsel.

     On April 16, 1998, Mr. Snyder was appointed to the Board and entered into an agreement with the Company to serve initially as a consultant to the Board, with compensation for such consulting position set at $130,000 per year. Pursuant to this agreement, and following his election to the Board by the stockholders, his consultancy ended and the Board appointed him Non-Executive Chairman, with annual compensation for all Board-related activities of $150,000, together with a bonus based upon pre-tax earnings of the Company. As an inducement to entering into his agreement with the Company, Mr. Snyder received a grant of options with respect to 80,000 shares of Common Stock of the Company, each with an exercise price of $1.77 per share, the average of the high and low prices of the stock as of the date of grant, April 16, 1998. All such remaining options are currently vested. In December 1998, Mr. Snyder's agreement with the Company was amended to provide for an extension of severance benefits upon the occurrence of a "Change of Control" coupled with a "Trigger Event," as such terms are defined in such agreement. Basically, this amendment would extend such severance from a period of 12 months to 24 months. In addition, should a "Change of Control" occur, all of Mr. Snyder's options not yet vested would vest immediately and the risk of forfeiture under his Restricted Stock grants would expire. In 1999 Mr. Snyder's agreement was amended to permit him to participate in the Company's Director Stock Option Plan, and in May 2000 Mr. Snyder's agreement was further amended to permit him to participate in a five-tier bonus plan similar to the Company's Executive Bonus Plan.

     Following Mr. Snyder's appointment as Executive Chairman and interim Chief Executive Officer on January 15, 2001, the Company substantially revised its letter of understanding regarding Mr. Snyder's services as Non-Executive Chairman. This revised letter of understanding, which is dated February 7, 2001, provides that upon appointment of a permanent Chief Executive Officer, Mr. Snyder, in his capacity as Chairman, shall receive: (i) compensation totaling $240,000 per annum, with a bonus to be determined, (ii) a termination payment of $250,000 if relieved of his duties other than as provided for in such letter of understanding, and (iii) a lump sum payment of $500,000 if he is relieved of his duties following a "Change of Control" as defined in this letter of understanding.

     At the time of his initial employment, in April 1999, Mr. Reynolds, the Company's Senior Vice-President and Chief Financial Officer, received a loan from the Company in the amount of $70,000. Such loan, which bore interest at the rate of 8% per annum, has been repaid in full pursuant to its terms.

     As discussed in footnote 3 under "Security Ownership of Certain Beneficial Owners," certain members of a shareholder group owning 8.6% of the Company's Common Stock supplied approximately $1.3 million in merchandise to the Company in fiscal 2000.

                       EXECUTIVE OFFICERS OF THE COMPANY

     The table below lists the Company's current executive officers and describes their business experience.

NAME AND AGE                           POSITION WITH THE COMPANY
------------                           -------------------------
Leonard M. Snyder                      Executive Chairman and Chief Executive Officer(1)
  53
Thomas R. Kelly                        Senior Vice President -- Merchandising(2)
  55
H. Dane Reynolds                       Senior Vice President and Chief Financial Officer(3)
  50
Ronald C. Swedin                       Senior Vice President -- Store Operations(4)
  55

---------------

(1) See information under "Election of Directors."

(2) Mr. Kelly joined the Company on October 30, 2000 as Senior Vice
    President -- Merchandising. From 1995 until 2000 Mr. Kelly served in senior management positions at Goody's Family Clothing, Inc., a chain of family specialty stores with annual sales volume in 1999 in excess of $1 billion. At the time of his departure from Goody's, Mr. Kelly was Executive Vice President and General Merchandise Manager, with responsibilities for the Merchandise and Planning & Distribution functions.

(3) Mr. Reynolds joined the Company on April 12, 1999. Prior to joining the Company, Mr. Reynolds served as Senior Vice-President at Rack Room Shoes, a retail chain with approximately 340 shoe stores and $400 million in annual sales, from September 1984 to the end of January 1999, with responsibility for Finance, Information Systems, Human Resources, Real Estate, Distribution and Logistics.

(4) Mr. Swedin joined the Company in March 1992 as Vice President -- Store Operations. He was promoted to Senior Vice President -- Store Operations in January 1996.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table provides information as of April 25, 2001, regarding stock ownership by the Chief Executive Officer and each other executive officer required to be disclosed in the "Summary Compensation Table" of this Proxy Statement ("Named Executive Officers") and of all current directors and executive officers of the Company, as a group:

                                                                                               PERCENTAGE OF
                                                                           AMOUNT AND NATURE       TOTAL
                                                                             OF BENEFICIAL      OUTSTANDING
NAME                                          PRINCIPAL OCCUPATION             OWNERSHIP         SHARES(1)
----                                          --------------------         -----------------   -------------
Leonard M. Snyder                      Executive Chairman and                   153,700(3)          1.5%
                                       Chief Executive Officer(2)

Larry I. Kelley                        Former President and Chief                12,500             (10)
                                       Executive Officer(4)

H. Dane Reynolds                       Senior Vice President &                   27,400(5)          (10)
                                       Chief Financial Officer

A. J. Nepa                             Former Senior Vice                        45,300(7)          (10)
                                       President -- Merchandising(6)

Ronald C. Swedin                       Senior Vice President -- Store            92,625(8)          (10)
                                       Operations

All directors and executive                                                     532,825(9)          5.0%
officers as a group (11 persons)

---------------

 (1) Pursuant to Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended, percentages have been computed on the assumption that shares of Common Stock that can be acquired within 60 days of the record date of April 25, 2001 upon the exercise of options or the lapse of the risks of forfeiture under grants of Restricted Stock by a given person are outstanding, but no other shares similarly subject to acquisition by other persons are outstanding.

 (2) See "Election of Directors."

 (3) This figure includes 75,000 shares subject to stock options presently exercisable and 60,000 shares of Restricted Stock of which 30,000 carry a risk of forfeiture that expires on January 2, 2002, subject to certain conditions.

 (4) Larry I. Kelley resigned from the Company on January 15, 2001.

 (5) This figure includes 23,000 shares of Common Stock subject to stock options presently exercisable.

 (6) A. J. Nepa resigned from the Company on March 12, 2001.

 (7) This figure includes 35,300 shares of Common Stock subject to stock options presently exercisable and 10,000 shares of Common Stock that may be acquired subject to stock options exercisable within 60 days of April 25, 2001.

 (8) This figure includes 70,334 shares of Common Stock subject to stock options presently exercisable and 2,291 shares of Common Stock that may be acquired subject to stock options exercisable within 60 days of April 25, 2001.

 (9) This figure includes 284,884 shares of Common Stock subject to stock options presently exercisable, 12,291 shares of Common Stock that may be acquired subject to stock options exercisable within 60 days of April 25, 2001, and 30,000 shares granted pursuant to stock options awarded directors on June 7, 2000, which vest on June 5, 2001 subject to certain conditions.

(10) Less than one percent (1%).

     The executive officers of the Company are appointed by the Board of Directors of the Company and serve at the pleasure of the Board.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation during fiscal years 2000, 1999, and 1998 of each of the Company's Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                                         ------------------------
                                                                                  AWARDS
                                            ANNUAL COMPENSATION          ------------------------
                                      --------------------------------   RESTRICTED    SECURITIES
                                                          OTHER ANNUAL     STOCK       UNDERLYING    ALL OTHER
         NAME AND            FISCAL   SALARY     BONUS    COMPENSATION     AWARDS       OPTIONS     COMPENSATION
    PRINCIPAL POSITION        YEAR      ($)     ($)(1)       ($)(2)         ($)           (#)          ($)(3)
    ------------------       ------   -------   -------   ------------   ----------    ----------   ------------
Leonard M. Snyder (5)         2000     19,231    50,000           0         62,330       50,000             0
Executive Chairman &
Chief Executive Officer

Larry I. Kelley (6)           2000    468,104         0           0         40,785(4)    15,000        11,757
Former President &            1999    450,000   168,750           0         54,346       15,000         7,152
CEO                           1998    440,000   276,000           0              0            0       183,401

H. Dane Reynolds (7)          2000    249,231         0           0              0       15,000         7,943
Senior Vice President         1999    193,846    75,275       8,596              0       40,000         2,700
& CFO

A.J. Nepa (8)                 2000    139,423         0      30,110              0        7,500         8,401
Former Senior Vice            1999    250,000    66,000           0              0       30,300        11,059
President --                  1998    215,000   103,630           0              0            0        10,861
Merchandising

Ronald C. Swedin              2000    242,923         0           0              0       15,000        10,172
Senior Vice President --      1999    236,000    60,650           0              0        7,500        10,340
Store Operations              1998    236,000    98,604           0              0        5,000        13,247

---------------

(1) There were no bonuses paid for fiscal 2000 since the Company did not achieve the minimum level of earnings required to pay bonuses. See "Compensation Committee Report On Executive Compensation." The bonus shown for Mr. Snyder in 2000 was paid as a hiring bonus pursuant to his Employment Contract.

(2) The amounts shown in this column were paid for reimbursement of taxes and/or relocation expenses. The Company's top managers also receive certain non-cash compensation in the form of personal benefits. Although the value of such compensation cannot be determined precisely, the Company has determined that such compensation did not exceed $10,000 to any of the Named Executive Officers during any of fiscal years 2000, 1999, or 1998.

(3) "All Other Compensation" for 2000 includes the following: (i) contributions of $1,250, $824, $1,250 and $1,250 to the Company's 401(k) Plan on behalf of Messrs. Kelley, Reynolds, Nepa, and Swedin, respectively, to match 2000 pre-tax elective deferral contributions (included under "Salary") made by each to such plan; (ii) contributions of $4,000 on behalf of Messrs. Kelley, Nepa and Swedin for the Company's contributions under the deferred compensation plan; (iii) premium payments of $992, $627, and $449 for the benefit of Messrs. Kelley, Reynolds and Nepa, respectively, in order to continue a level of life insurance coverage not otherwise available under the Company's standard life insurance plan; (iv) premium payments of $515, $2,718, $1,214 and $2,935 for the benefit of Messrs. Kelley, Reynolds, Nepa and Swedin, respectively, in order to continue a level of disability coverage not otherwise available under the Company's standard disability plan; and (v) medical reimbursements in the amounts of $5,000, $3,774, $1,488, and $1,987, to each of Messrs. Kelley, Reynolds, Nepa and Swedin, respectively.

(4) "Restricted Stock Awards" for Mr. Kelley includes 15,000 shares of Restricted Stock granted to him on May 12, 2000, which were forfeited upon his resignation on January 15, 2001, prior to the fiscal year end.

(5) Mr. Snyder became Executive Chairman and Chief Executive Officer on January 15, 2001.

(6) Mr. Kelley resigned from the Company on January 15, 2001.

(7) Mr. Reynolds joined the Company in April 1999.

(8) Mr. Nepa resigned from the Company on March 12, 2001.

STOCK OPTIONS

     The following table sets forth information regarding option grants with respect to Common Stock made by the Company to the Named Executive Officers during fiscal 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                     INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------------
                             NUMBER OF
                             SECURITIES    % OF TOTAL OPTIONS                                   GRANT DATE
                             UNDERLYING        GRANTED TO        EXERCISE                        PRESENT
                              OPTIONS          EMPLOYEES          PRICE        EXPIRATION         VALUE
NAME                         GRANTED(#)         IN 2000           ($/SH)         DATE(1)          ($)(2)
----                         ----------    ------------------    --------    ---------------    ----------
Leonard M. Snyder              50,000             12.3%            0.84          1/15/11          20,385
Larry I. Kelley                15,000(3)           3.7%            2.72          5/12/10          31,463
H. Dane Reynolds               15,000              3.7%            3.28          4/14/10          39,366
A. J. Nepa                      7,500              1.8%            3.28          4/14/10          19,683
Ronald C. Swedin               15,000              3.7%            3.28          4/14/10          39,366

---------------

(1) The option plan(s) pursuant to which the options were granted and/or stock option agreements provide for earlier expiration dates under certain conditions.

(2) The grant date present value was calculated using the Black-Scholes option pricing model assuming an expected volatility of 125%, a risk-free rate of return of approximately 6.1 %, a dividend yield of 0%, and an estimated option life of approximately 1.1 years from the exercisability date.

(3) Mr. Kelley's options expired on April 15, 2001, ninety days from the date his resignation was accepted by the Board.

OPTION EXERCISES

     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the 2000 fiscal year and unexercised options held as of the end of the 2000 fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS
                                                               OPTIONS AT 2000             AT 2000 FISCAL
                                                              FISCAL YEAR-END(#)            YEAR-END($)
                         SHARES ACQUIRED       VALUE        ----------------------      --------------------
                           ON EXERCISE        REALIZED           EXERCISABLE/               EXERCISABLE/
NAME                           (#)              ($)             UNEXERCISABLE             UNEXERCISABLE(1)
----                     ---------------      --------      ----------------------      --------------------
Leonard M. Snyder                 0                0             75,000/50,000                  0/4,700
Larry I. Kelley                   0                0            246,750/83,250(2)               0/0
H. Dane Reynolds                  0                0             10,000/45,000                  0/0
A. J. Nepa                        0                0             33,800/31,500                  0/0
Ronald C. Swedin                  0                0             65,934/27,316                  0/0

---------------

(1) Based on the difference between the option exercise price and the closing price of the Company's Common Stock on NASDAQ on February 2, 2001, of $0.9375.

(2) Mr. Kelley's options expired on April 15, 2001, ninety days from the date his resignation was accepted by the Board.

          EMPLOYMENT CONTRACTS AND DEFERRED COMPENSATION ARRANGEMENTS

     All executive officers of the Company are parties to employment contracts with the Company. The Company entered into an employment contract with Mr. Snyder effective as of January 15, 2001 regarding his services as Executive Chairman and interim Chief Executive Officer. (See "Mr. Snyder's 2000 Compensation" under "Compensation Committee Report on Executive Compensation" below).

     The Company entered into an employment agreement with Mr. Reynolds on April 12, 1999, which provides for a minimum term of two years, and, as an inducement for Mr. Reynolds to join the Company, a grant of 40,000 stock options. The employment contracts of Messrs. Reynolds, Kelly and Swedin provide for the continuation of base salary for a period of six months after the date of involuntary termination of employment without cause, with provisions for up to an additional six months of severance payments if other employment has not commenced by the end of such six month period. In December 1998, the Board of Directors, upon the unanimous recommendation of the Compensation Committee, approved amendments to the contracts of the then current executive officers. Basically, such amendments provide that, in the event of a "Change of Control" followed by an "Employment Event," as such terms are defined in such contracts, severance payments are extended, all unvested stock options immediately vest, and any restrictions on Restricted Stock lapse.

     The Company's severance agreement with Mr. Larry Kelley provides for Mr. Kelley to receive twelve months of his base salary and up to an additional six months of such base salary, if he is not employed at the end of such twelve-month period.

     In fiscal 1997, the Company entered into a deferred compensation agreement with Mr. Jacobs, the former Chairman of the Board and a founder of the Company, in consideration for his past service to the Company. The agreement provides for payment to Mr. Jacobs, or his beneficiary, of an aggregate of $1,650,000, payable in 120 consecutive monthly payments of $13,750, beginning upon the earlier of Mr. Jacobs' retirement or death. The agreement provides that the entire unpaid portion of the compensation amount becomes immediately due and payable in the event of certain extraordinary corporate transactions described in the agreement. The agreement also contains confidentiality and non-competition provisions.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executives generally are made by the Compensation Committee of the Board. Each member of the Compensation Committee is an "independent" director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. The Compensation Committee is providing the following report.

COMPENSATION POLICIES TOWARD EXECUTIVE OFFICERS

     The Company's executive compensation policies are designed to provide incentives to meet the Company's annual and long-term performance goals, recognize individual initiative and achievements, and provide competitive levels of compensation in order to attract and retain qualified executives. The Compensation Committee annually reviews the Company's corporate performance and that of its executives and sets target levels of compensation at its discretion. As a result, the executive officers' actual compensation levels in any particular year may be above or below those of the Company's competitors, depending upon Company-wide and individual performance.

     The Compensation Committee believes that stock ownership by management and stock-based performance compensation arrangements are useful tools to align the interests of management with those of the Company's stockholders. Upon the recommendation of current management of the Company, the Compensation Committee reviewed the historical base for the grant of stock options and broadened the base of key employees eligible to receive grants under the Plan. Accordingly, the Compensation Committee grants options to most members of the Company's management and provides compensation packages based in part upon personal and earnings goals.

     The Omnibus Budget Reconciliation Act of 1993 denies publicly traded companies the ability to deduct for federal income tax purposes certain compensation paid to top executive officers in excess of $1 million per person per annum. The Compensation Committee intends to administer the Company's executive compensa-tion programs in such a way that compensation for executive officers generally will be fully deductible under the Internal Revenue Code of 1986, as amended, including submitting plans for stockholder approval where necessary and determining compensation on an objective basis. However, in order to maintain flexibility to attract and retain qualified executives, the Compensation Committee may allow for non-deductible compensation.

EXECUTIVE OFFICER COMPENSATION

     The incentive compensation plan for 2000 provided for bonuses based upon individual performance, coupled with corporate performance tied to pre-tax income. In general, the approach has been to tie the percentage of bonus attributable to corporate performance to each individual's level of responsibility and potential impact on such corporate performance. A five-tier bonus structure was adopted for 2000, with a minimum of $8,500,000 in pre-tax corporate earnings required before any bonus could be earned by an executive officer. The Compensation Committee set a threshold of $10,500,000 in pre-tax earnings for 100% maximum bonuses to be paid. Based upon actual pre-tax income earned in fiscal 2000, the Company did not meet the corporate performance component for bonuses in 2000. Accordingly, no bonus awards were made to the Named Executive Officers, including Mr. Kelley, during fiscal 2000. Mr. Snyder's employment contract provided for a signing bonus of $50,000. Performance goals are set at the beginning of each fiscal year and communicated to the participating members of the Company's management.

MR. SNYDER'S 2000 COMPENSATION

     Mr. Snyder assumed the position of Executive Chairman and interim Chief Executive Officer on January 15, 2001. As interim Chief Executive Officer, with a minimum term of six months, Mr. Snyder's compensation, including his base salary of $41,667 per month and a signing bonus of $50,000, is based upon competitive industry factors and recognizes the interim nature of his appointment and his agreement to forgo other commitments during this period. Consistent with the Compensation Committee's desire to align the interests of senior management with that of the shareholders, as part of Mr. Snyder's employment contract he was granted options to purchase 50,000 shares of the Company's Common Stock. Mr. Snyder's employment contract also provides for: (i) a performance bonus of $40,000 payable at the end of his term upon successful implementation of the Company's restructuring program, including closing of under-performing stores and specified cost reductions; (ii) a severance payment of $250,000 if Mr. Snyder is terminated without "Cause" (as defined in the agreement); and (iii) a lump-sum payment of $750,000 in the event of a "Change of Control" followed by an "Employment Event," also as defined in his employment agreement.

MR. KELLEY'S 2000 COMPENSATION

     The Compensation Committee's general approach in setting Mr. Kelley's annual compensation under his employment agreement was to base a significant percentage of Mr. Kelley's target compensation upon objective long-term performance criteria and to set a total compensation target that was competitive within the industry. The Compensation Committee believes that its emphasis on objective long-term performance criteria appropriately provides incentives to the Company's Chief Executive Officer to achieve clearly defined long-term goals, while acknowledging the importance of having some certainty in the level of his compensation through the base salary component. Pursuant to Mr. Kelley's employment contract, his base salary for 2000 was $468,104. Consistent with tying a significant portion of total compensation to performance criteria, prior to its recent amendment Mr. Kelley's contract provided that he would receive up to 50% of his base salary in bonuses for each year that the Company's performance and his personal goals were fully met under the Company's Executive Bonus Plan, with the possibility of an additional bonus if the Company exceeded its maximum target and his personal goals were fully met. As noted earlier, the Company's performance did not meet the performance criteria for payout of bonuses in 2000, and accordingly no bonus was paid to Mr. Kelly in fiscal 2000.

COMPENSATION COMMITTEE
Laurie M. Shahon, Chairman
Renee M. Love
James M. Shoemaker, Jr.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
              AMONG ONE PRICE CLOTHING STORES, INC., RUSSELL 2000
                   INDEX AND NASDAQ RETAIL TRADE STOCK INDEX

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Company's Common Stock for the last five fiscal years with cumulative total returns of the Russell 2000 Index (a broad equity market index) and the NASDAQ Retail Trade Stock Index (an industry index). As stated in last year's proxy statement, beginning with this year's proxy statement, the Company's performance graph utilizes the Russell 2000 Index in lieu of the Dow Jones Equity Market Index and utilizes the NASDAQ Retail Trade Stock Index in lieu of the Dow Jones Specialty Apparel Retailer Index. The Company believes that these new indices provide better comparisons with the Company because they better reflect the Company's market capitalization and industry trading peers. Total stockholder returns for 1996 include a transition period from December 31, 1995 to February 3, 1996 arising from a change by the Company in March 1996 in its fiscal year, and accordingly represent a 57 rather than a 52-week period. The stock performance shown in the graph below is not necessarily indicative of future price performance.

     The Performance Graph assumes the investment of $100 on December 30, 1995, and the reinvestment of any and all dividends.

                                              ONE PRICE CLOTHING STORES,
                                                         INC.              NASDAQ RETAIL TRADE STOCKS      RUSSELL 2000 INDEX
                                              --------------------------   --------------------------      ------------------
12/29/95                                               100.000                      100.000                      100.000
1/31/97                                                116.667                      137.779                      118.823
1/30/98                                                 64.600                      160.690                      140.297
1/29/99                                                187.500                      196.091                      140.764
1/28/00                                                104.167                      157.144                      168.525
2/2/01                                                  31.267                      120.764                      169.413

                    STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

     Stockholders wishing to submit a proposal for action at the 2002 annual meeting of stockholders and desiring the proposal to be considered for inclusion in the Company's proxy materials relating thereto must provide a written copy of the proposal to the Company at its principal executive offices not later than January 7, 2002, and must otherwise comply with the rules of the Securities and Exchange Commission relating to stockholder proposals.

     Pursuant to the Company's By-Laws, stockholders wishing to submit a proposal for action at the Company's 2002 annual meeting of stockholders, but who do not wish the proposal included in the Company's proxy materials relating thereto, or who miss the deadline for inclusion in the Company's proxy materials, must provide a written copy of the proposal to the Company at its principal executive offices (at the address specified below) not later than 45 days prior to the 2002 annual meeting of stockholders (which meeting is currently scheduled for June 5, 2002). All proposals submitted after this deadline will be considered untimely. The Company will provide a copy of its By-Laws free of charge at the request of any stockholder. Any such request should be directed to One Price Clothing Stores, Inc., 1875 East Main Street, Highway 290, Commerce Park, Duncan, South Carolina 29334, Attention: Secretary.

                             FINANCIAL INFORMATION

     The Company's 2000 Annual Report to Stockholders (the "2000 Annual Report") is being mailed to the Company's stockholders with this Proxy Statement.

     The Company will provide without charge to any stockholder of record as of April 25, 2001, who so requests in writing, a copy of the 2000 Annual Report or the Company's 2000 Annual Report on Form 10-K (without exhibits) filed with the Securities and Exchange Commission. Upon payment of a reasonable copying charge, the Company will provide such stockholder with copies of exhibits to the 2000 Annual Report on Form 10-K. Any such request should be directed to One Price Clothing Stores, Inc., 1875 East Main Street, Highway 290, Commerce Park, Duncan, South Carolina 29334, Attention: Secretary.

                                    AUDITORS

     The Board of Directors has appointed the accounting firm of Deloitte & Touche as independent auditors for the Company's 2001 fiscal year. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting of stockholders and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $161,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed for professional services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Deloitte & Touche for the most recent fiscal year.

ALL OTHER FEES

     The aggregate fees billed for all professional services rendered by Deloitte & Touche for the most recent fiscal year other than those described in the prior two paragraphs were approximately $122,453. The Audit Committee has considered whether the provision of these services is compatible with maintaining Deloitte & Touche's independence.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and with respect to its most recent fiscal year, and written representations that no Forms 5 were required, the Company believes that all of its executive officers, directors and persons who may have been deemed to be greater than 10% stockholders during the year have timely made all filings required to be made under Section 16(a) of the Securities Exchange Act of 1934, as amended.

                                    GENERAL

     Management does not know of any other matters to be presented at the Annual Meeting for action by stockholders. If, however, any other matters requiring a vote of the stockholders are properly presented at the meeting or any adjournment thereof, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mail, certain officers and regular employees of the Company may solicit, for no additional compensation, the return of proxies by telephone, telegram or personal interview. The Company has requested that brokerage houses and other custodians, nominees and fiduciaries forward soliciting materials to their principals, the beneficial owners of Common Stock of the Company, and will reimburse them for their reasonable out-of-pocket expenses in so doing. The Company has engaged Corporate Investor Communications to assist in these contacts with brokerage houses, custodians, nominees and fiduciaries for an estimated fee of $5,000, plus reasonable out-of-pocket expenses.

     A list of stockholders entitled to be present and vote at the meeting will be available at the offices of the Company, 1875 East Main Street, Highway 290, Commerce Park, Duncan, South Carolina 29334, for inspection by stockholders during regular business hours from May 11, 2001 to the date of the Annual Meeting. The list also will be available during the meeting for inspection by stockholders who are present.

     Whether or not you expect to be present in person, you are requested to mark, sign, date and return the enclosed proxy card promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

                                          /s/ Grant H. Gibson

                                          Grant H. Gibson
                                          Secretary

Duncan, South Carolina
May 10, 2001

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER
                        ONE PRICE CLOTHING STORES, INC.

     The Audit Committee of the Board of Directors ("Board") of One Price Clothing Stores, Inc. ("Company") is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) compliance by the Company with legal and regulatory requirements and (3) independence and performance of the Company's internal and external auditors.

     The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ Stock Market, Inc. There shall be at least three members of the Audit Committee. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Chairman of the Board, with input from the Governance Committee.

     The Audit Committee shall have the authority to retain special legal, accounting, or other consultants to advise it. The Audit Committee may request any officer or employee of the Company or the Company's counsel, including outside counsel, or the Company's independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Audit Committee.

     The Audit Committee shall make regular reports to the Board.

     The Audit Committee shall:

          1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

          2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the organization of the internal audit department and the adequacy of internal controls that could significantly affect the Company's financial statements.

          3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

          4. Review and discuss the audited financial statements with management prior to filing by the Company of its SEC Form 10-K, and discuss with the independent auditors the matters required to be discussed by relevant auditing standards, including the quality, not just the acceptability, of the accounting principles and underlying estimates used in the financial statements. The Audit Committee shall report to the Board and to the shareholders whether, based on such reviews and discussion, it recommends or recommended to the Board that the most recent annual audited financial statements be included in the Company's Form 10-K.

          5. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Forms 10-Q.

          6. Meet periodically with management and the independent auditors to review the Company's risk assessment process, its major financial risk exposures and the steps management has taken to monitor and control such exposures.

          7. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

          8. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

          9. Receive written periodic reports (at least annually) from the independent auditor.

          10. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1; discuss such reports and their impact or potential impact on the auditor's independence with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the independent auditor.

          11. Evaluate, together with the Board, the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

          12. Review the resources, competence, appointment and replacement of the Company's senior internal auditing staff.

          13. Review the results of internal audit department's examinations of internal controls, including summaries of significant reports to management prepared by the internal audit department and management's responses.

          14. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

          15. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

          16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

          a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

          b) Any changes required in the planned scope of the internal audit;
     and

          c) The internal audit department's responsibilities, budget and staffing.

          18. Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

          19. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

          20. Review with the Company's General Counsel (i) legal matters that may have a material impact on the financial statements, (ii) the Company's compliance policies, and (iii) any material reports or inquiries received from regulators or governmental agencies, including from the Securities and Exchange Commission or the Internal Revenue Service.

          21. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

PROXY
                        ONE PRICE CLOTHING STORES, INC.
                          ANNUAL MEETING, JUNE 6, 2001

    The undersigned stockholder of One Price Clothing Stores, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints Leonard M. Snyder and Grant H. Gibson, and each of them, attorneys and proxies on behalf of the undersigned to act and vote at the annual meeting of stockholders to be held at the Greenville-Spartanburg Airport Marriott Hotel, I-85 and Pelham Road, Greenville, South Carolina, on June 6, 2001 at 10:00 a.m. local time, and any adjournment thereof, and the undersigned instructs said attorneys to vote:

1.  ELECTION OF DIRECTORS
    THE COMPANY RECOMMENDS VOTING FOR ALL NOMINEES LISTED BELOW
    [ ]  FOR all nominees listed below (except as marked to  [ ]  WITHHOLD AUTHORITY to vote for all nominees listed
         the contrary below)                                      below

                      Leonard M. Snyder, Renee M. Love,
                      Laurie M. Shahon, Malcolm L. Sherman, James M. Shoemaker, Jr., Robert J. Stevenish and Allan Tofias

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

2. At their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

Either of said attorneys and proxies who shall be present and acting as such at the meeting or any adjournment or adjournments thereof (or, if only one such attorney and proxy may be present and acting, then that one) shall have and may exercise all the powers hereby conferred.

 PLEASE SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     (over)

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ONE PRICE CLOTHING STORES, INC. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS PROXY AND, IN THE DISCRETION OF THE PROXY HOLDERS, UPON SUCH OTHER MATTERS OF BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated May 10, 2001.

                                          Dated this      day of         , 2001.
                                                     ----        --------

                                          --------------------------------------
                                                        (Signature)

                                          NOTE: SIGNATURE(S) SHOULD AGREE WITH
                                          NAME(S) AS PRINTED ON STOCK
                                          CERTIFICATE. EXECUTORS,
                                          ADMINISTRATORS, TRUSTEES AND OTHER
                                          FIDUCIARIES SHOULD SO INDICATE WHEN
                                          SIGNING. IF A CORPORATION, PLEASE SIGN
                                          FULL CORPORATE NAME BY PRESIDENT OR
                                          OTHER AUTHORIZED OFFICER. WHEN SHARES
                                          ARE HELD JOINTLY, BOTH SHOULD SIGN. IF
                                          A PARTNERSHIP, PLEASE SIGN THE NAME BY
                                          AUTHORIZED PERSON.

         PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY. THANK YOU.